Adams Respiratory Therapeutics Fiscal 2006 and Fiscal Fourth Quarter Earnings Conference Call - August 24, 2006 Early 2006 Ending 2006

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. (or "Adams") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: Adams' ability to in-license or acquire new products and brands; Adams' ability to successfully develop erdosteine; Adams' ability to successfully extend the long- acting guaifenesin platform to new market segments and build the prescription drug market; the successful commercialization of Delsym, Humibid, Children's Mucinex, and future products; leverage of the Mucinex brand name to increase market share; Adams' ability to utilize technology in connection with product development; Adams' ability to increase manufacturing efficiency and production capacity and other risk factors set forth under the headings "Cautionary Note Regarding Forward-Looking Statements", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Adams' Rule 424(b)(4) Prospectus filed with the SEC on December 9, 2005 and under the heading "Risk Factors" in the prospectus contained in Adams' registration statement on Form S-3 filed with the SEC on August 17, 2006. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation.

Fourth Quarter Financial Highlights Net sales increased 35% to $52.8 million Doubled pretax income to $11.0 million Income per diluted share increased to $0.17

Delsym(r) Acquisition Only 12-hour OTC cough liquid U.S. launch: December 1982 Unique Pennkinetic(r) technology 12-hour duration of action Superior taste masking Alcohol free Formulation patent (2017) Listed in FDA Orange Book 4 SKU's: 2 Adult/2 Children

Mucinex(r) for Children Great-tasting* Precise dosing Offers base-brand end benefit: "Mucinex in...Mucus Out!"(tm) Source: Company sponsored research.

Production Capacity Improving Jan. 2006 Run Rate Q3 FY 06 Run Rate Current Run Rate Early CY 07 Run Rate $250 MM $400 MM $340 - $350 MM Includes existing facilities & equipment $100 MM $200 MM $300 MM $400 MM $500 MM $450+ MM Upon completion of several capital projects underway at Ft. Worth facility Source: Internal estimates. 11 Building strategic inventory in advance of cough/cold season Developing manufacturing as a core competency

FY 2006 Operating Highlights Secured guaifenesin supply, more than doubled manufacturing capacity Tripled our product portfolio from 2 to 6 items Nearly doubled Mucinex(r) brand awareness and market share in the cough/cold/allergy sinus category(1) Consumption up 50%(2) (1) Internal research (2) According to IRI consumption data in tablet equivalents - for the June 2006 fiscal year compared to the June 2005 fiscal year

FY 2006 Operating Highlights Launched second season of award- winning Mucinex(r) advertising Granted 2nd patent from the U.S. PTO Ended fiscal year 2006 with about 220 Adams' employees* Improved our financial position *Excludes the approximately 300 employees added as of Aug. 1 with the repurchase of the Fort Worth, Texas, manufacturing operations

Fiscal 2006 Financial Highlights Net sales increased 49% to $239.1 million Pretax income increased 71% to $76.2 million SG&A expenses increased 27% to $99.0 million; conducted a $35 million consumer advertising campaign Development expenses increased 156% to $18.9 million(1) Income per diluted share increased to $1.28(2) (1) Includes $5.8 million in development spending for erdosteine (2) Includes a one-time pretax charge of $1.5 million or $0.03 per diluted share recorded in the fiscal third quarter in connection with moving the corporate headquarters)

$158.6 MM $59.2 MM $19.3 MM Launched 10/05 $1.3 MM Launched 3/06 Fiscal 2006 Product Portfolio Fiscal 2006 Net Sales increased 49% to $239.1 MM Platform technologies: Mucinex(r) and Humbid(r) franchises: extended release guaifenesin Delsym(r): Unique Pennkinetic(r) system with 12 hour duration of action $0.7 MM Acquired 6/06

Mucinex(r): Market Share Gains Source: Information Resources, Inc. (IRI)4, 12, and 52-week periods c/c/a/s category. $ Share

$158.6 MM $59.2 MM $19.3 MM Launched 10/05 $1.3 MM Launched 3/06 Fiscal 2006 Product Portfolio Fiscal 2006 Net Sales increased 49% to $239.1 MM Platform technologies: Mucinex(r) and Humbid(r) franchises: extended release guaifenesin Delsym(r): Unique Pennkinetic(r) with 12 hour duration of action $0.7 MM Acquired 6/06

Consumer Advertising February 2006 Competing Product Removal? Competing Product Removal? Repeat Success with Mucinex(r) Line Extensions Consumer Advertising November 2004 Competing Products Removed December 2003 Launched July 2002 Approved July 2002 $125 MM Rx market $27 MM Rx market Consumer Advertising November 2004 Note: Market size = No. of Rx's [based on IMS Health Inc. (IMS Health) data 12/31/05] at Mucinex(r) pricing. Launched October 2005 Approved June 2004 Launched August 2004 Approved April 2004 Mucinex(r) SE Mucinex(r) DM Mucinex(r) D $110 MM Rx market 1.9 MM Rx 9.2 MM Rx FDA Finalizes Policy on Unapproved Drugs June 8, 2006

U.S. Development of Erdosteine 2005: In-licensed mucoregulator compound with a unique activity profile Full blown development project; investment of $50 - $60 million if ultimately successful Approved in > 30 foreign markets; ~24 million patient exposures Phase IIb clinical program underway (March 2006) 300 patients enrolled to date Phase IIb preliminary results early CY 2007

Adams' Strategy Build internal pipeline by extending guaifenesin platform to other OTC & Rx respiratory segments Aggressively in-license/acquire new respiratory products Three - pronged strategy Drive Mucinex(r) brand awareness & market share through professionals and consumers

Adams' Performance Against The Strategy Mucinex(r) Awareness & Market Share Growth: Achieved 68% consumer awareness in just two years (1) Achieved 97% (2) physician awareness with 64% (1) of users saying they got recommendation for Mucinex(r) from a healthcare professional Number 3 brand in the CCAS category with 9% exit share for '05/'06 season (3,4) 1 Source: Internal research - Continuous Consumer Ad Tracking Study 2005 - 2006 Source: Internal research - June 2006 Physician Tracking Study Source: Information Resources, Inc. (IRI) weekly consumption data thru 3/19/06 (dollar sales) in c/c/a/s category Source: IRI 52 weeks ending 2/19/06, all SKUs in drug outlets

Adams' Performance Against The Strategy Building Internal Guaifenesin Pipeline: Mucinex(r) line extensions: DM launched in 2004; D launched in 2005; Children's products launched in 2006 Max.-strength products: Humibid(r) SE launched in 2006; D & DM to launch 2006E Development pipeline: 3 significant projects in development 2

Adams' Performance Against The Strategy In-License/Acquire New Respiratory Products: In-licensed erdosteine from Edmond Pharma in 2005 In-licensed proprietary Mini-Melt(tm) technology from Losan in 2006 Acquired Delsym(r) from UCB in June 2006 In-licensed Pennkinetic(r) technology from UCB June 2006 3

Adams' Strategy Build internal pipeline by extending guaifenesin platform to other OTC & Rx respiratory segments Access platform technologies to accelerate product development Four - pronged strategy Drive Mucinex(r) brand awareness & market share among professionals and consumers Build Rx business through acquisition/licensing

Financial Outlook: Income Statement Overview Includes $16.1 million tax benefit related to the future benefit of NOLs. Includes $2.5 million after-tax impact of the discretionary performance bonus. $39.2 $52.8 $239.1 $160.2 $61.3 Net Sales 83.5% 79.7% 79.4% 80.6% 80.5% Gross Margin % $4.8 12% $11.0 21% $76.2 32% $44.4 28% $19.7 32% Pretax Income % of Net Sales $3.0 $6.4 $46.4 $27.0 $35.8 Net Income 2005 2006 2006 2005 2004 Three months ended June 30, Years ended June 30, (in millions) (1) (2) SG&A $23.3 $78.0 $99.0 $25.0 $25.4 R&D $3.2 $7.4 $18.9 $7.5 $2.9

2003 14 2004 61.3 2005 160.2 2006 239.1 2005 39.2 2006 52.8 2002 -15.5 2003 -22.6 2004 35.8 LTM 2003 8.9 2004 9.2 12- Months Ended 3- Months Ended Strong Growth in Revenues (in millions) 6/03 6/05 6/04 6/05 YoY Growth 35% CAGR '03-'05 158% 6/06 6/06 $239.1 $39.2